UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 24, 2008
ANHEUSER-BUSCH COMPANIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-7823	43-1162835

(State or Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Busch Place,	St. Louis, Missouri	63118

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: 314-577-2000
NONE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (e)(1) The Company has adopted amendments to its nonqualified pension and deferred compensation plans to document compliance with Section 409A of the Internal Revenue Code with respect to amounts accrued or deferred after December 31, 2004, in accordance with Internal Revenue Service regulations. The plans involved were the Supplemental Executive Retirement Plan, the Excess Benefit Plan, the 401(k) Restoration Plan, the Executive Deferred Compensation Plan and the Deferred Compensation Plan for Non-employee Directors. The plan changes included the following:
•	In connection with payments to be made upon a change in control, the definition of “change in control” in all of the plans was amended to conform to the definition of such an event as determined under Section 409A and the regulations.

•	For the Supplemental Executive Retirement Plan, the Excess Benefit Plan, the 401(k) Restoration Plan, and the Executive Deferred Compensation Plan, distribution of amounts accrued or deferred after December 31, 2004 made to key employees on account of termination of employment must be delayed until six months after termination.

•	The method of payment for amounts accrued after December 31, 2004, under the Supplemental Executive Retirement Plan and the Excess Benefit Plan was limited to a lump sum.

•	The Executive Deferred Compensation Plan and the Deferred Compensation Plan for Non-employee Directors were amended to preclude changes to annual elections regarding the timing and form of payment for amounts deferred after December 31, 2004.
     (e)(2) In connection with the acquisition by InBev N.V./S.A. (“InBev”) of the Company and as contemplated by the Agreement and Plan of Merger, the Compensation Committee of the Company has adopted an integration bonus plan and a key employee severance plan. The plans will become effective upon the consummation of the acquisition by InBev of the Company.
     (i) Integration bonus plan. 58 key employees of the Company (including the Company’s current executive officers, other than Mr. Busch IV who will terminate employment with the Company upon the closing of the acquisition) will be eligible to receive an additional bonus for 2008 equal to 40% of the target bonus otherwise payable to that employee under current Company bonus programs. The amount of the additional bonus will depend upon the extent of achievement of projected 2008 savings under the “Blue Ocean” program. In addition, 358 key employees of Company (including the Company’s current executive officers, other than Mr. Busch IV) will be eligible to receive an additional bonus ranging from 80% to 110% of the employee’s 2009 target bonus award. The extent to which the bonus exceeds 80% of the employee’s 2009 target bonus will depend on the extent of achievement of the “Blue Ocean” operating goals through 2009. In order to qualify for this integration bonus, the employee generally must be employed until the date on which annual bonuses for 2009 are paid in the ordinary course, though an employee who is involuntarily or constructively terminated after the closing and prior to the bonus payment or who retires pursuant to the Company’s Enhanced Retirement Program will be eligible to receive a pro-rata payment.

     The named executive officers would be entitled to the following estimated integration bonuses under the integration bonus plan assuming (1) the executive officer continues employment through the applicable bonus payment date and (2) in the case of the 2009 Integration Bonus, each officer’s 2009 target bonus is equal to his/her 2008 target bonus.

2009 Integration
		Bonus	Supplemental 2008
	2009 Integration	(assuming	Bonus
	Bonus	maximum Blue	(assuming
	(assuming Blue	Ocean	maximum Blue
	Ocean performance	performance	Ocean
	targets are not	targets are	performance targets
Name	achieved)	achieved)	are achieved)
W. Randolph Baker	$542,431	$745,842	$271,215
Douglas J. Muhleman	$456,237	$627,326	$228,119
Michael J. Owens	$398,520	$547,965	$199,260
     A copy of the Integration Bonus Plan is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by this reference.
     (ii) Key employee severance plan. The same group of 358 employees (including the Company’s current executive officers, other than Mr. Busch IV) will be eligible for enhanced severance benefits payable upon an involuntary or constructive termination of employment within two years following the closing of the transaction with InBev. These severance benefits will range from 15 months of base salary to 2 times the sum of base salary and target bonus, and will include continuation of benefits ranging from 15 to 24 months (in each case, depending on the particular employee category; executive officers will be eligible for severance ranging from 1.75 to 2 times the sum of base salary and target bonus and benefits ranging from 21 to 24 months). The severance plan provides that 58 of these employees (including the Company’s current executive officers, other than Mr. Busch IV) will, if necessary, be eligible for a modified gross-up payment on amounts that are subject to the excise tax imposed by Code Section 4999, but only if the total value of all “parachute payments” to the individual exceeds 110% of the individual’s “safe harbor” amount. The enhanced severance program will also contain customary restrictive obligations, including an agreement not to compete with the Company for a period ranging from 12 to 24 months. Constructive termination is defined to include a material reduction of compensation, a material reduction in duties and responsibilities from those in effect immediately prior to closing of the transaction and relocation of more than 50 miles.

     The executive officers would be entitled to the following estimated payments (assuming termination of employment immediately following the closing of the acquisition) pursuant to the key employee severance plan.

Executive Officers		Benefit	Estimated Section 280G
Name	Severance Payment	Continuation	Gross-Up Payment
W. Randolph Baker	$2,712,153	24 months	$0
Douglas J. Muhleman	$2,407,920	24 months	$0
Michael J. Owens	$2,103,300	24 months	$1,600,000
     A copy of the Key Employee Severance Plan is filed as Exhibit 10.2 to this Form 8-K and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits
Exhibit 10.1 - Anheuser-Busch Companies, Inc. Integration Bonus Plan.
Exhibit 10.2 - Anheuser-Busch Companies, Inc. Key Employee Severance Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANHEUSER-BUSCH COMPANIES, INC. (Registrant)
BY:	/s/ JoBeth G. Brown
JoBeth G. Brown
Vice President and Secretary

September 30, 2008
     (Date)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Anheuser-Busch Companies, Inc. Integration Bonus Plan.

10.2	Anheuser-Busch Companies, Inc. Key Employee Severance Plan.